Exhibit 99.B

EXHIBIT B

Executive Officers and Directors of Sagard Capital Partners GP, Inc.

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Capital Partners GP, Inc.

(i)	Dan Friedberg
(ii)	Director and Executive Officer
(iii)	United States
(iv)	Managing Director of Sagard Capital Partners, L.P.
(v)	325 Greenwich Avenue, Greenwich CT 06830
(vi)	None
(vii)	None

(i)	Luc Jobin
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Executive Vice-President, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Michel Plessis-Belair
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-Chairman , Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Arnaud Vial
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Senior Vice-President, Finance, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

Executive Officers and Directors of Sagard Capital Partners Management Corporation

Set forth below is the (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation, (v) principal business address, (vi) ownership of Shares (if any) and (vii) transactions in Shares during the past 60 days (if any) of each of the executive officers and directors of Sagard Capital Partners Management Corporation.

(i)	Dan Friedberg
(ii)	Director and Executive Officer
(iii)	United States
(iv)	Managing Director of Sagard Capital Partners, L.P.
(v)	325 Greenwich Avenue, Greenwich CT 06830
(vi)	None
(vii)	None

(i)	Luc Jobin
(ii)	Director
(iii)	Canada
(iv)	Executive Vice-President, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Michel Plessis-Belair
(ii)	Director
(iii)	Canada
(iv)	Vice-Chairman , Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Arnaud Vial
(ii)	Director
(iii)	Canada
(iv)	Senior Vice-President, Finance, Power Corporation of Canada
(v)	751 Square Victoria, Montreal (Quebec), Canada H2Y 2J3
(vi)	None
(vii)	None

(i)	Michael Braner
(ii)	Executive Officer
(iii)	United States
(iv)	Partner of Sagard Capital Partners Management Corporation
(v)	325 Greenwich Avenue, Greenwich CT 06830
(vi)	None
(vii)	None

(i)	Adam Weiss
(ii)	Executive Officer
(iii)	United States
(iv)	Partner of Sagard Capital Partners Management Corporation
(v)	325 Greenwich Avenue, Greenwich CT 06830
(vi)	1,230 Shares
(vii)	None